Lease Liability	9 Months Ended
Sep. 30, 2012
Lease Liability [Abstract]
Lease Liability
(9)	Lease Liability

The Company entered into an agreement in February 2006 to lease warehouse space effective March 1, 2011, at which time the Company determined it was not likely to utilize the space during the five-year lease term. Therefore, the Company recorded a liability as of March 1, 2011, the cease-use date, for the fair value of its obligations under the lease. The most significant assumptions used in determining the amount of the estimated lease liability are the potential sublease revenues and the credit-adjusted risk-free rate utilized to discount the estimated future cash flows.

In connection with the restructuring described in Note 8, the Company determined it was not likely to utilize substantially all of the leased office and manufacturing space in its East Norriton, Pennsylvania facility during the remainder of the lease term. Therefore, the Company recorded a liability as of November 30, 2011, the cease-use date, for the fair value of its obligations under the lease.

The following table summarizes the activity related to the lease liability for the period ended September 30, 2012 (in thousands).

	Warehouse space	Office and manufacturing space	Total
Balance at December 31, 2011	$828	$854	$1,682
Charges utilized	(178)	(418)	(596)
Additional charges to operations	67	63	130
Balance at September 30, 2012	717	499	1,216
Less current portion	(231)	(415)	(646)
	$486	$84	$570